EXHIBIT 99.4

EMCON
PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)

- ----------------------------------------- --------------------------------------------------------------------------

                                                              Three months ended March 31, 1996
                                           -------------------------------------------------------------------------
                                                                       Pro Forma                  Pro Forma
                                                 EMCON         OWT    Adjustments               Consolidated
(In thousands, except share amounts)           (Unaudited) (Unaudited) (Unaudited)               (Unaudited)
- --------------------------------------------------------------------------------------------------------------------
Gross revenue ................................   $ 26,889    $  4,574    $   --                    $ 31,463
Outside services, at cost ....................      3,957        --          --                       3,957
                                                 --------    --------    --------                  --------

         Net revenue .........................     22,932       4,574        --                      27,506

Costs and expenses:
     Direct expenses .........................      8,544       3,385        --                      11,929
     Indirect expenses .......................     14,459       1,181          66          (1)       15,706
                                                 --------    --------    --------                  --------

         Income (loss) from
         operations ..........................        (71)          8         (66)                     (129)

Interest income (expense), net ...............          3         (79)       (186)     (2,3,4)         (262)

Equity in loss of affiliates .................        (41)         (2)       --                         (43)
                                                 --------    --------    --------                   --------

Loss before benefit for income taxes .........       (109)        (73)       (252)                     (434)

Benefit for income taxes .....................        (38)        (39)        (75)         (5)         (152)
                                                 --------    --------    --------                   --------

Net loss .....................................   $    (71)   $    (34)   $   (177)                 $   (282)
                                                 ========    ========    ========                   ========

Loss per share ...............................                                                     $  (0.03)
                                                                                                    ========



See accompanying notes to pro forma consolidated condensed financial statements.




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


EMCON
PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Unaudited)

 -------------------------------------------------------------------------------------------------------------------------

                                                                  Twelve months ended December 31, 1995
                                              ----------------------------------------------------------------------------

                                                                             Pro Forma                         Pro Forma
                                                     EMCON         OWT      Adjustments                      Consolidated
 (In thousands, except share amounts)              (Audited)    (Audited)   (Unaudited)                      (Unaudited)
 -------------------------------------------------------------------------------------------------------------------------
Gross revenue ..........................          $ 122,542    $  17,519    $    --                             140,061
Outside services, at cost ..............             19,133         --           --                              19,133
                                                  ---------    ---------    ---------                         ---------

         Net revenue ...................            103,409       17,519         --                            120,928

Costs and expenses:
     Direct expenses ...................             39,473       13,590         --                             53,063
     Indirect expenses .................             61,481        2,199        408              (1)            64,088
                                                  ---------    ---------    ---------                        ---------

         Income from operations ........              2,455       1,730        (408)                             3,777

Interest income (expense), net .........                188        (349)     (1,032)         (2,3,4)            (1,193)

Equity in loss of affiliates ...........                (74)        (39)        --                                (113)
                                                  ---------    ---------    ---------                         ---------

Income before provision for income taxes              2,569       1,342      (1,440)                             2,471

Provision for income taxes .............                783         567        (485)             (5)               865
                                                  ---------    ---------    ---------                         ---------

Net income .............................          $   1,786   $     775   $    (955)                         $   1,606
                                                  =========    =========    =========                         =========

Income per share .......................                                                                     $    0.20
                                                                                                              =========


See  accompanying   notes  to  pro  forma   consolidated   condensed   financial
statements..

EMCON
NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
(Unaudited)
- --------------------------------------------------------------------------------

The pro forma consolidated statements of operations/income assume the acquisition took place as of the beginning of each period presented. The pro forma statements of operations/income for the three months ended March 31, 1996 and twelve months ended December 31, 1995 reflect the combination of the EMCON and Organic Waste Technologies, Inc., and Subsidiaries ("OWT") historical consolidated financial statements of income/operations for those periods.

This pro forma financial information should be read in conjunction with the accompanying notes and historical audited consolidated financial statements of the Registrant included in its Annual Report on Form 10-K for year ended December 31, 1995, the historical audited consolidated financial statements of OWT and the unaudited condensed consolidated statement of operations for the three months ended March 31, 1996 included herein, and the unaudited consolidated financial statements of the Registrant included in its Quarterly Report on Form 10-Q for the three months ended March 31, 1996. The pro forma adjustments are based on currently available information; however, actual adjustments will be based on management's further evaluation and estimates of fair values. It is expected that certain of the actual adjustments will differ from the pro forma adjustments contained herein.

The above pro forma results do not purport to reflect the actual results of operations had the Company actually acquired OWT as of the beginning of the periods presented.

                                                                                 Three months ended       Twelve months ended
                       Statements of Operations                                    March 31, 1996          December 31, 1995
                       ------------------------                                  --------------          -----------------
                            (in thousands)
(1)     Represents amortization expense of
        purchased intangibles ................................................       $  66                    $ 408

(2)     To recognize interest expense on a
        $10,000,000 bank note, incurred in ...................................         128                      684
        conjunction with the acquisition of OWT

(3)     To recognize interest income lost due to
        use of cash in the purchase of OWT ...................................          34                      204

(4)     To reflect interest expense on notes
        payable to certain OWT officers ......................................          24                      144

(5)     To reflect income tax benefits due to
        the above pro forma adjustments ......................................         (75)                    (485)





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